UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 4, 2009 (June 4, 2009)

Biomimetic Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51934	62-1786244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

389-A Nichol Mill Lane	37067
Franklin, Tennessee	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (615) 844-1280

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 4, 2009, BioMimetic Therapeutics, Inc. (the “Company”) issued a press release announcing that the Securities and Exchange Commission (“SEC”) has declared effective the Registration Statement on Form S-3 filed by the Company in connection with its previously announced rights offering.  The Company also announced that it has launched the rights offering.  A copy of the press release is attached hereto as Exhibit 99.1.

Pursuant to the rights offering, the Company will distribute subscription rights, at no charge, to each record holder of its common stock as of April 21, 2009, the record date for the rights offering, except with respect to shares of common stock held by the BioMimetic 401K Plan.  Each subscription right represents the right to purchase 0.1017 shares of the Company’s common stock at a price of $8.50 per share, and may be exercised at any time prior to 5:00 p.m., New York City time, on June 15, 2009, the scheduled expiration date of the rights offering.  The Company has the option of extending the expiration of the rights offering until June 30, 2009, but has no current intention of doing so.  The Company will distribute 19,659,525 subscription rights in the aggregate and the rights are exercisable for up to 2,000,000 shares of common stock, in the aggregate.  The subscription rights are not transferable and will be evidenced by subscription rights certificates.  Fractional shares of the Company’s common stock will not be issued.  As previously announced by the Company, the Company entered into a standby purchase agreement with Novo A/S, an existing stockholder of the Company, pursuant to which Novo A/S has agreed to backstop the rights offering by agreeing to purchase up to $15 million of common stock, if the stock is not purchased by other current stockholders.  The securities purchased by Novo A/S will be purchased in a private placement.

The Company will mail rights offering materials, including a prospectus and a subscription rights certificate, to the record holders on or about June 8, 2009.

IMPORTANT ADDITIONAL INFORMATION

The Company has filed with the SEC a proxy statement in connection with the participation of Novo A/S as the standby purchaser.  Investors and the Company’s stockholders are urged to read the proxy statement because it contains important information about the Company and such participation.  Investors and the Company’s stockholders may obtain free copies of the proxy statement when it becomes available at the SEC’s website at http://www.sec.gov, at our website at http:// www.biomimetics.com or by writing to BioMimetic Therapeutics, Inc., 389-A Nichol Mill Lane, Franklin, TN 37067, Attention: Investor Relations.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

99.1	Press Release of BioMimetic Therapeutics, Inc. dated June 4, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.

By:	/s/ Earl Douglas
Name: Earl Douglas Title: General Counsel

Date:  June 4, 2009

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